SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K/A-3

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED): March 4, 2005



                                  LAM LIANG CORP.
                        --------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        Nevada                      333-121127         20-1740044
-------------------------------  ---------------   -------------------
(State or other jurisdiction of   (Commission       (I.R.S. Employer
 incorporation or organization)    File Number)    Identification No.)



                        #2202 The Lakes, 123 Rachidapisek Road
                              Bangkok 10110 Thailand
              ---------------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                  (661) 612-1601
                     --------------------------------------
                            (ISSUER TELEPHONE NUMBER)



                                  (NONE)
           ------------------------------------------------------
                            FORMER NAME AND ADDRESS

ITEM  4.     CHANGES  IN  REGISTRANT'S CERTIFYING ACCOUNTANT

On March 4, 2005, Registrant's certifying accountant, Clyde Bailey, PC, resigned due to health and other reasons.

Clyde Bailey's audit report on the financial statements for the period from October 12, 2004 (inception) to October 31, 2004 did not contain any adverse opinion or disclaimer of opinion, and was not modified as to uncertainty, audit scope or accounting principles. As discussed in the audit report and Note 1 to the financial statements, the Company has not attained profitable operations and is dependent upon obtaining adequate financing to fulfill its business activities. These factors raise substantial doubt that the Company will be able to continue as a going concern. Management's plans in regard to these matters are also discussed in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

The decision to change auditors was recommended to the stockholders and approved by the Board of Directors and by majority vote of the stockholders based solely on the reason that Clyde Bailey, PC, resigned for health reasons.

There have been no disagreements with Clyde Bailey PC, on any matter of accounting principles or practices, financial statement disclosure, or auditing scopes or procedures from inception on October 12, 2004 to the date of his resignation on March 4, 2005, or as of the date of the filing of this amended Form 8-K/A.

In March 2005, Registrant engaged the services of Franklin Griffith
& Associates, an independent certified public accounting firm located in Las Vegas, Nevada, as its principal accounting firm to audit its financial statements for the year ended December 31, 2004. Such engagement was confirmed by majority vote of the Board of Directors and stockholders at special meetings held on March 5, 2005.

Registrant has provided Clyde Bailey, PC, a copy of the disclosures it is making in response to this item and requested he furnish a letter addressed to the Commission stating whether he agrees with its statements, which Mr. Bailey did. A copy of the letter is attached hereto and incorporated herein by this reference as Exhibit 16.

ITEM  7.   FINANCIAL  STATEMENTS  AND  EXHIBITS.

c)  Exhibits:


Exhibit No.    Description
----------     -----------
  16	       Letter of former accountant, Clyde Bailey, PC


                           Signatures
                           ----------
Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 LAM LIANG CORP.,Registrant


April 15, 2005                   By: /s/ Dr. Anchana Chayawatana
                                 -------------------------------------
                                 Dr. Anchana Chayawatana, President
                                 and Chief Executive Officer

April 15, 2005                   By: /s/ Prapaipan Chayawatana
                                 -------------------------------------
                                 Prapaipan Chayawatana, Treasurer,
                                 Chief Financial Officer and Principal
                                 Accounting Officer

April 15, 2005                   By: /s/ Anongnat Chansangachom
                                 -------------------------------------
                                 Anongnat Chansangachom, Secretary